UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date or Report (Date of earliest event reported): April 13, 2004


                                   QMED, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                        0-11411                 22-2468665
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)

25 Christopher Way, Eatontown, New Jersey                  07724
-----------------------------------------                ----------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (732) 544-5544


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  99.1 Press release dated April 15, 2004 issued by QMed, Inc. regarding first quarter results.

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)

         The following information is being furnished under Items 9 and 12 of Form 8-K:

         On April 13, 2004, QMed, Inc. (the "Company") issued a press release announcing the Company's first quarter results. The text of this release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             QMED, INC.
                                             (Registrant)


Date: April 20, 2004                         By:  /s/ William T. Schmitt, Jr.
                                                --------------------------------
                                                William T. Schmitt, Jr.
                                                Senior Vice President, Treasurer
                                                and CFO

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